UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 16, 2014

Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices) (Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Pursuant to the indenture dated as of December 24, 2008 (the “December 2008 Indenture”), Caesars Entertainment Operating Company, Inc. (“CEOC”), a majority owned subsidiary of Caesars Entertainment Corporation (“CEC”), was required to redeem on December 15, 2014 approximately $17.6 million principal amount of its 10% second-priority senior secured notes due 2015 and 10% second-priority senior secured notes due 2018 issued under the December 2008 Indenture (the “Second Lien Notes”). On December 12, 2014, CEOC deposited funds in an amount equal to the required redemption amount with Delaware Trust Company, as paying agent under the December 2008 Indenture (the “Paying Agent”), to fund the payment of the redemption price, and directed the Paying Agent to apply the deposited funds on December 15, 2014 to pay the redemption price. The deposit of the redemption price with the Paying Agent on December 12, 2014 satisfied in full CEOC’s obligation to pay the redemption price under the December 2008 Indenture. CEOC is not aware of any legitimate basis to claim that it is in default of its obligations to pay the redemption price under the December 2008 Indenture.

CEOC has been advised by Delaware Trust Company that (i) as Paying Agent, it sent the deposited funds to the registered holder of the Second Lien Notes, The Depository Trust Company (“DTC”), on December 15, 2014, and (ii) acting as trustee under the December 2008 Indenture (the “Trustee”), it provided instructions to DTC to distribute the funds received in satisfaction of the redemption price to the beneficial holders of the Second Lien Notes ratably between principal and interest due under the December 2008 Indenture in accordance with directions it received from beneficial holders purporting to own a majority of the Second Lien Notes. CEOC has been advised by Delaware Trust Company that DTC did not distribute the relevant funds to the applicable beneficial holders of the Second Lien Notes on December 15, 2014. The instructions from the Trustee to DTC were inconsistent with both CEOC’s direction and the terms of the December 2008 Indenture.

The information set forth in this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of CEC’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: December 16, 2014	By:	/s/ SCOTT E. WIEGAND
	Name:	Scott E. Wiegand
	Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary